UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 7, 2015

PULMATRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36199	46-1821392
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

99 Hayden Avenue, Suite 390

Lexington, MA 02421

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 357-2333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

On June 15, 2015, following the closing of the previously announced Agreement and Plan of Merger, dated March 13, 2015, by and among Pulmatrix, Inc., a Delaware corporation previously known as “Ruthigen, Inc.” (the “Company”), Ruthigen Merger Corp., a Delaware corporation and a wholly owned subsidiary of the Company, and Pulmatrix Operating Company, a Delaware corporation previously known as “Pulmatrix Inc.,” and the effectiveness of the Company’s 1-for-2.5 reverse stock split of its issued and outstanding shares of common stock, the Company had 14,515,673 shares of its common stock outstanding.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULMATRIX, INC.

Date: July 7, 2015	By:	/s/ William Duke, Jr.
William Duke, Jr.
Chief Financial Officer